Execution Version
FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 3, 2025, is among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
R E C I T A L S
A.The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 19, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof pursuant to the terms thereof, the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.The Borrower has informed the Lenders that the Borrower desires to terminate the unused Commitments, and the Lenders constituting at least the Required Lenders have agreed to such termination.
C.As of the date hereof, both before and after giving effect to this Amendment, the Total Outstandings are $349,999,563.37. After the effectiveness of this Amendment, the unused Commitments under the Credit Agreement will be $0.
D.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of this Amendment.
Section 2.Amendments to Existing Credit Agreement. Subject to the satisfaction of the condition precedent set forth in Section 3, as of the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is amended to include the below definitions in appropriate alphabetical order:
““Fourth Amendment”: that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.”

““Fourth Amendment Effective Date”: March 3, 2025.”
(b)The definition of “Initial Term Loan Commitment Termination Date” in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety as follows:
““Initial Term Loan Commitment Termination Date”: the Fourth Amendment Effective Date.”
Section 3.Conditions Precedent. The amendments set forth in Section 2 shall become effective without any further action or consent by any party, on the date (the “Fourth Amendment Effective Date”), when the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer or signatory of the Borrower, each other Loan Party and the Required Lenders.
Section 4.Miscellaneous.
(a)Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the signing and the effectiveness of this Amendment.
(b)Ratification and Affirmation; Representations and Warranties.
(i)The Borrower and each Guarantor hereby: (x) acknowledges and consents to the terms of this Amendment and (y) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability under each Loan Document to which it is a party including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment) and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby and that none of its obligations thereunder shall be impaired or limited by the execution or effectiveness of this Amendment (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)).
(ii)The Borrower and each Guarantor hereby: (x) agrees that from and after the Fourth Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment; (y) acknowledges and agrees that nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith and (z) represents and warrants to the Agents and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and
    4

warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof and (ii) no event has occurred and is continuing that would constitute an Event of Default or a Default. Without limiting the generality of the foregoing, the Collateral Agent or any Lender nor any other action or inaction on behalf of the Administrative Agent, the Collateral Agent or any Lender, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Loan Parties which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall anything contained herein constitute a course of conduct or dealing among the parties; (ii) the Administrative Agent, the Collateral Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document; and (iii) the parties hereto agree that nothing contained herein shall waive, affect or diminish any right of the Administrative Agent, the Collateral Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.
(c)Counterparts.
(i)This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
(ii)The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
(d)Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
(e)GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
    4

THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.12, 9.13 AND 9.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE.
(f)Payment of Expenses. In accordance with Section 9.5 of the Credit Agreement, the Borrower agrees to pay or reimburse the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Agents and the Arrangers and one local counsel to the Agents, taken as a whole, in any relevant jurisdiction and the charges of any Platform.
(g)Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(h)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.
(i)Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
[Signatures begin next page.]
    4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NFE FLNG 2 LLC
NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:     /s/ Christopher S. Guinta_____
    Name: Christopher S. Guinta
    Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

NFE NORTH TRADING LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC
By:    /s/ Christopher S. Guinta_____
    Name: Christopher S. Guinta
    Title: Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

AMERICAN LNG MARKETING LLC
LNG HOLDINGS (FLORIDA) LLC
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC POWER HOLDINGS SRL
ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL
ATLANTIC PIPELINE HOLDINGS SRL
ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Manager
ATLANTIC POWER HOLDINGS LIMITED
NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*
NFE NORTH HOLDINGS LIMITED
NFE SOUTH HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
    *incorporated under Bermuda law
NFE SHANNON HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED
[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Legal Representative
NFENERGÍA LLC
SOLUCIONES DE ENERGÍA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Authorized Signatory
NFE MEXICO HOLDINGS S.À R.L.
NFE MEXICO HOLDINGS PARENT S.À R.L.
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Authorized Signatory
NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA
[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

NFE GLOBAL HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
NFE INTERNATIONAL HOLDINGS LIMITED*
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
    *incorporated under the laws of England and Wales
NFE MEXICO POWER HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
NFE MEXICO TERMINAL HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
NFE UK HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
NFE INTERNATIONAL HOLDINGS 1 LIMITED
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

NFE INTERNATIONAL HOLDINGS 2 LIMITED
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Director
NFE GP LLC
By:    /s/ Christopher S. Guinta_____
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent and a Lender
By:    /s/ William Graham_____
    Name:    William Graham
    Title:    Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

MORGAN STANLEY SENDIOR FUNDING, INC., as a Lender
By:    /s/ Karina Rodriguez____
    Name:    Karina Rodriguez, Vice President

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

NAXITIS, NEW YORK BRANCH, as a Lender
By:    /s/ Reza Watts_______
    Name:    Reza Watts
    Title:    Managing Director
By:    /s/ Nathan Talburt____
    Name:    Nathan Talburt        Title:    Vice President

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as a Lender
By:    /s/ D. Andrew Maletta ____
    Name:    D. Andrew Maletta
    Title:    Executive Director
By:    /s/ Ryan Peters__________
    Name:    Ryan Peters        Title:    Executive President

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

JPMOPRGAN CHASE BANK, N.A., as a Lender
By:    /s/ Arina Mavilian ____
    Name:    Arina Mavilian
    Title:    Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

MUFG Bank, Ltd., as a Lender
By:    /s/ Constantin Nicolae ____
    Name:    Constantin Nicolae

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

OCM AB HOLDINGS I, LLC, as a Lender
By:     Oaktree Fund GP, LLC
Its:    Manager
By:     Oaktree Fund GP I, L.P.
Its:    Managing Manager
By:    /s/ Allen Li_______
    Name:    Allen Li
    Title:    Authorized Signatory
By:    /s/ Brook Hinchman____
    Name:    Brook Hinchman        Title:    Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]

Yorkshire Investment V, LLC, as a Lender
By:    /s/ Daniel Wanek ____
    Name:    Daniel Wanek, Vice President

[Signature Page to Fourth Amendment to Credit Agreement (TLA)]